UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period :	May 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual report 4 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Opportunities
Fund

Annual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Financial statements	19

Federal tax information	40

Shareholder meeting results	41

About the Trustees	42

Officers	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than are large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Capital Opportunities Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment during the fiscal year ended April 30, 2014, and how did it affect performance of Putnam Capital Opportunities Fund?

Market volatility marked the first half of the 12-month period as investors were largely focused on the Federal Reserve and the uncertainty as to when the central bank would begin tapering its quantitative easing program. In addition, government budget indecision and debate around extending the debt limit added to market uncertainty in the fall of 2013, culminating in a 16-day partial government shutdown prior to passage of a budget agreement. Geopolitical risk emerged in Syria during the first half of the period, which also added to concerns about energy-source disruption and global economic growth. Still, equity markets rallied strongly during 2013, with growth stocks outperforming value stocks for much of the period.

Close to the end of the reporting period, however, value stocks bounced back strongly. Putnam Capital Opportunities Fund is a blend strategy, and within that framework the portfolio is currently positioned more heavily to the value side, favoring valuation and quality over momentum factors. When valuations started to become more of a factor in stock performance in mid-March, the portfolio benefited and gained quite a bit of ground through the end of the reporting period. Against this backdrop, Putnam

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Capital Opportunities Fund	5

Capital Opportunities Fund outperformed its benchmark, the Russell 2500 Index.

What do you think drove the trend in the growth-versus-value stock story?

I believe the valuations of high-growth companies had become stretched, particularly in the technology and biotechnology industry sectors. When you have new technologies, such as cloud computing and social media, people can imagine limitless possibilities. In addition, the Fed’s injection of liquidity in the markets encouraged a higher level of risk taking. Investors saw a couple of companies miss their earnings targets, and a couple of IPOs that did not go well, and began to realize that the growth they were expecting might fail to materialize. It was, in a way, a popping of a small bubble. In a significant reversal, the trend appears to be continuing to unwind.

While the portfolio is not focused solely on either growth- or value-style stocks, can you discuss your stock-selection process?

We build the portfolio on a bottom-up basis. We have screens that look for many factors such as quality, free cash flow, returns on capital, and changes to returns on capital. We also want inexpensive stocks, and we screen for price-to-book and price-to-earnings ratios. We seek to avoid excessive risk, so we typically avoid companies that have substantial debt or deteriorating cash flows. We narrow the list of ideas to a few hundred companies, and then we have a valuation model that we run on each business to determine if it has enough upside potential. If the company qualifies, then we start doing our fundamental analysis. We want to make sure that a stock is attractively valued and the fundamentals are improving. We also try to make most of our returns on stock selection, so we usually don’t make big sector bets.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Capital Opportunities Fund

How would you characterize the investing environment today for finding value opportunities?

In the U.S. small- and mid-cap market, equities are approaching the higher end of their valuation range, in our view. With a large universe of stocks we can still find attractive opportunities.

What trends have you observed among small- and mid-cap stocks versus large caps?

Small- and mid-cap valuations seem much higher than large caps. Often, during an economic recovery, small and mid caps will rise in value faster than large caps because there tends to be more operating leverage in these companies. In our view, it’s a signal of recovery and continued growth.

In which sectors are you finding opportunities?

During the period, we increased our exposure to energy, industrials, and health care, and reduced weightings within financials and materials. Many energy stocks sold off significantly as the price of oil slightly declined. This created opportunities to buy energy stocks. As industrials improved, some companies have developed record margins and, we believe, have attractive valuations. During the recession, these companies were able to cut costs. As their revenues have returned, these companies have demonstrated strong operating leverage. In health care, some of the increase resulted when stocks did well

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Capital Opportunities Fund	7

and outperformed the benchmark. Several companies ranked well in our screening, and we increased our holdings in some of them. Moreover, health-care policy changes had an impact on performance. We had a few holdings in which revenue was expected to go up under the Affordable Care Act because more people will be able to get coverage for the products offered by these companies.

We had seen a big run in regional banks for a time, so we reduced our exposure to a few banks that had done well. And we continue to position the portfolio to be underweight in REITs.

Which holdings contributed to performance?

Spirit Airlines, a low-cost domestic carrier, was the top contributor. Spirit operates one model of Airbus airplane with one of the lowest cost structures in the industry. There has been significant consolidation among legacy carriers, which has taken some capacity out of the industry as larger carriers have shed some unprofitable routes. Spirit has expanded by adding routes and growing rapidly. Spirit can make money from these routes as its costs are lower.

Jazz Pharmaceuticals was also among the top contributors. The company purchases or licenses drugs that are in development and near approval, and then commercializes them. Jazz has a large sales force and is able to distribute new products through its existing sales infrastructure. Its narcolepsy drug, Xyrem, has also sold well.

Engility Holdings, created through a spinoff from L-3 Communications about two years ago, also contributed to performance. EGL provides training and program management services to the U.S. government. Most of its revenue comes from different government

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Capital Opportunities Fund

agencies. EGL was spun off when there were concerns about federal budget sequestration and spending cutbacks. The company stock was launched at a very inexpensive valuation. As those issues have stabilized and the company has reduced its costs and successfully bid on new contracts, its outlook and valuation have improved.

Which holdings held back performance?

Neustar has a significant contract with the FCC, which represents a large portion of its revenues. The contract is up for renewal and questions have arisen regarding whether or not Neustar will retain the contract, which affected its stock price. Neustar has had the contract for a while and appears to have executed on it well, but the competitiveness of the price is an issue. We no longer hold the stock in the portfolio.

American Eagle Outfitters, a retail clothing business, suffered because of lackluster apparel spending by teens and young adults, resulting in negative same-store sales during the period. Increased competition from Abercrombie and Aeropostale also had an impact on this retailer. In addition, I believe higher gas and food prices during part of the period put a crimp on people’s budgets, and teens had less disposable income. The fund no longer holds this stock.

Republic Airways Holdings is a regional jet company. Republic was negatively affected by poor weather in many regions of the country and had to cancel a significant number of flights during the first quarter of 2014, which affected profitability. We have since sold the Republic Airways position in the portfolio.

What is your outlook, and how is the fund positioned?

We are hoping and expecting that the U.S. economy will continue to slowly improve. We believe we have a good balance of valuation and quality in the portfolio so that if the economy continues to improve, the holdings should perform well. At the same time, if the economy decelerates, we think we have some downside protection by having good quality as well.

Thank you, Joe, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

Capital Opportunities Fund	9

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.47%	8.07%	8.06%	8.06%	7.67%	7.67%	7.93%	7.69%	8.20%	8.73%	8.74%	8.72%

10 years	151.02	136.59	136.64	136.64	132.90	132.90	138.89	130.53	144.88	158.15	158.67	157.74
Annual average	9.64	8.99	9.00	9.00	8.82	8.82	9.10	8.71	9.37	9.95	9.97	9.93

5 years	167.14	151.78	157.41	155.41	156.98	156.98	160.33	151.21	163.42	170.76	171.30	170.32
Annual average	21.72	20.28	20.82	20.63	20.78	20.78	21.09	20.23	21.38	22.04	22.09	22.00

3 years	30.30	22.80	27.42	24.42	27.43	27.43	28.49	23.99	29.35	31.54	31.80	31.33
Annual average	9.22	7.09	8.41	7.55	8.42	8.42	8.72	7.43	8.96	9.57	9.64	9.51

1 year	23.27	16.18	22.32	17.32	22.39	21.39	22.68	18.39	22.93	23.69	23.80	23.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Capital Opportunities Fund	11

Comparative index returns For periods ended 4/30/14

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	8.74%	8.54%

10 years	152.67	135.46
Annual average	9.71	8.82

5 years	161.73	147.01
Annual average	21.22	19.73

3 years	40.48	35.76
Annual average	12.00	10.67

1 year	20.78	21.42

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/14, there were 737, 658, 584, 357, and 144 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,664 and $23,290, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $23,053. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $24,488, $25,815, $25,867, and $25,774, respectively.

12	Capital Opportunities Fund

Fund price and distribution information For the 12-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	—	—		1	1	1	1

Income	$0.057		—	—	—		$0.032	$0.118	$0.134	$0.093

Capital gains	—		—	—	—		—	—	—	—

Total	$0.057		—	—	—		$0.032	$0.118	$0.134	$0.093

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

4/30/13	$14.01	$14.86	$12.50	$12.64	$13.05	$13.52	$13.71	$14.37	$14.38	$14.34

4/30/14	17.21	18.26	15.29	15.47	16.01	16.59	16.82	17.65	17.66	17.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.62%	8.21%	8.21%	8.21%	7.82%	7.82%	8.08%	7.83%	8.35%	8.88%	8.89%	8.86%

10 years	144.93	130.85	130.46	130.46	127.15	127.15	132.92	124.77	138.77	151.80	152.16	151.26
Annual average	9.37	8.73	8.71	8.71	8.55	8.55	8.82	8.44	9.09	9.67	9.69	9.65

5 years	220.57	202.14	208.95	206.95	208.84	208.84	212.69	201.75	216.36	225.06	225.52	224.37
Annual average	26.24	24.75	25.31	25.14	25.30	25.30	25.61	24.72	25.90	26.59	26.62	26.53

3 years	35.64	27.84	32.71	29.71	32.77	32.77	33.72	29.04	34.65	36.99	37.19	36.70
Annual average	10.70	8.53	9.89	9.06	9.91	9.91	10.17	8.87	10.43	11.06	11.12	10.98

1 year	24.60	17.43	23.73	18.73	23.78	22.78	24.03	19.69	24.29	25.06	25.18	24.95

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Capital Opportunities Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 4/30/13	1.25%	2.00%	2.00%	1.75%	1.50%	0.86%*	0.76%*	1.00%

Annualized expense ratio for the
six-month period ended 4/30/14†	1.18%	1.93%	1.93%	1.68%	1.43%	0.85%	0.75%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

* Other expenses for class R5 and class R6 shares have been annualized.

Expenses are shown as a percentage of average net assets.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.09	$9.95	$9.94	$8.67	$7.38	$4.39	$3.88	$4.80

Ending value (after expenses)	$1,082.10	$1,078.30	$1,078.00	$1,080.30	$1,081.10	$1,083.80	$1,084.80	$1,083.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Capital Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.91	$9.64	$9.64	$8.40	$7.15	$4.26	$3.76	$4.66

Ending value (after expenses)	$1,018.94	$1,015.22	$1,015.22	$1,016.46	$1,017.70	$1,020.58	$1,021.08	$1,020.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Opportunities Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	Capital Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Opportunities Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Capital Opportunities Fund

Financial statements

A note about your fund’s auditors

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013 PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Opportunities Fund	19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 6, 2014

20	Capital Opportunities Fund

The fund’s portfolio 4/30/14

COMMON STOCKS (99.3%)*	Shares	Value

Aerospace and defense (0.8%)
Engility Holdings, Inc. †	89,900	$3,923,236

		3,923,236
Airlines (3.7%)
Alaska Air Group, Inc.	45,600	4,290,048

Allegiant Travel Co.	20,000	2,349,000

JetBlue Airways Corp. † S	536,700	4,242,614

Spirit Airlines, Inc. †	97,900	5,564,636

		16,446,298
Auto components (4.2%)
Autoliv, Inc. (Sweden)	25,003	2,549,806

Dana Holding Corp.	264,600	5,601,582

Lear Corp.	52,500	4,360,650

Tenneco, Inc. †	53,400	3,197,058

TRW Automotive Holdings Corp. †	36,700	2,948,845

		18,657,941
Banks (5.2%)
Bancorp, Inc. (The) †	230,086	3,639,961

Comerica, Inc.	97,400	4,698,576

East West Bancorp, Inc.	64,132	2,213,195

First Citizens BancShares, Inc. Class A	9,944	2,236,306

OFG Bancorp (Puerto Rico) S	478,900	8,170,034

Popular, Inc. (Puerto Rico) †	72,660	2,245,194

		23,203,266
Biotechnology (3.0%)
Emergent BioSolutions, Inc †	213,500	5,627,860

Myriad Genetics, Inc. † S	130,900	5,525,289

United Therapeutics Corp. †	23,700	2,370,237

		13,523,386
Capital markets (4.3%)
AllianceBernstein Holding LP (Partnership shares)	157,600	4,007,768

E*Trade Financial Corp. †	52,800	1,185,360

GAMCO Investors, Inc. Class A	10,210	775,245

Janus Capital Group, Inc.	331,700	4,023,521

SEI Investments Co.	118,200	3,827,316

Waddell & Reed Financial, Inc. Class A	77,122	5,201,879

		19,021,089
Chemicals (1.8%)
Cabot Corp.	63,800	3,687,640

Koppers Holdings, Inc.	29,600	1,263,920

Methanex Corp. (Canada)	47,759	2,961,058

		7,912,618
Commercial services and supplies (1.8%)
ACCO Brands Corp. †	491,200	3,011,056

Brink’s Co. (The)	203,400	5,174,496

		8,185,552
Communications equipment (1.8%)
Brocade Communications Systems, Inc. †	584,100	5,437,971

Polycom, Inc. †	214,354	2,636,554

		8,074,525

Capital Opportunities Fund	21

COMMON STOCKS (99.3%)* cont.	Shares	Value

Construction and engineering (0.7%)
Aecom Technology Corp. †	91,200	$2,956,704

		2,956,704
Consumer finance (0.8%)
Nelnet, Inc. Class A	81,400	3,439,964

		3,439,964
Containers and packaging (1.4%)
Owens-Illinois, Inc. †	70,600	2,243,668

Rock-Tenn Co. Class A	42,600	4,072,986

		6,316,654
Diversified consumer services (5.3%)
Apollo Education Group, Inc. Class A †	195,800	5,650,788

DeVry Education Group, Inc.	97,000	4,367,910

H&R Block, Inc.	132,126	3,755,021

ITT Educational Services, Inc. † S	98,000	2,646,000

Strayer Education, Inc. † S	171,600	7,315,308

		23,735,027
Electric utilities (0.7%)
Westar Energy, Inc.	84,500	3,031,860

		3,031,860
Electronic equipment, instruments, and components (2.5%)
Arrow Electronics, Inc. †	52,400	2,973,700

Ingram Micro, Inc. Class A †	150,300	4,052,088

ScanSource, Inc. †	111,600	4,286,556

		11,312,344
Energy equipment and services (6.9%)
Helmerich & Payne, Inc.	39,800	4,324,270

ION Geophysical Corp. †	1,498,000	6,591,200

Key Energy Services, Inc. †	236,258	2,372,030

Nabors Industries, Ltd.	229,000	5,844,080

Oil States International, Inc. †	32,651	3,171,718

Patterson-UTI Energy, Inc.	115,100	3,744,203

Superior Energy Services, Inc.	136,000	4,477,120

		30,524,621
Gas utilities (1.1%)
Atmos Energy Corp.	29,700	1,515,888

UGI Corp. S	68,700	3,207,603

		4,723,491
Health-care equipment and supplies (3.6%)
CareFusion Corp. †	105,400	4,116,924

Greatbatch, Inc. †	84,200	3,875,726

PhotoMedex, Inc. † S	87,700	1,325,147

ResMed, Inc.	88,500	4,411,725

Thoratec Corp. †	74,870	2,454,239

		16,183,761
Health-care providers and services (5.4%)
Bio-Reference Labs, Inc. †	29,020	737,108

Chemed Corp. S	40,500	3,372,435

Hanger, Inc. †	87,200	3,023,224

Mednax, Inc. †	63,700	3,774,225

Owens & Minor, Inc. S	93,700	3,142,698

Patterson Cos., Inc. S	106,100	4,318,270

Select Medical Holdings Corp.	388,900	5,429,044

		23,797,004

22	Capital Opportunities Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value

Hotels, restaurants, and leisure (1.7%)
Cheesecake Factory, Inc. (The)	74,404	$3,339,996

International Game Technology (IGT)	329,300	4,132,715

		7,472,711
Household durables (0.8%)
PulteGroup, Inc.	182,000	3,346,980

		3,346,980
Household products (0.6%)
Energizer Holdings, Inc.	24,900	2,781,081

		2,781,081
Insurance (4.7%)
Endurance Specialty Holdings, Ltd.	26,079	1,325,335

Genworth Financial, Inc. Class A †	249,900	4,460,715

Protective Life Corp.	126,000	6,444,900

Torchmark Corp.	32,600	2,598,220

Validus Holdings, Ltd. S	103,300	3,829,331

W.R. Berkley Corp.	45,487	2,012,345

		20,670,846
Internet software and services (0.7%)
IAC/InterActiveCorp.	44,629	2,958,010

		2,958,010
IT Services (3.2%)
Booz Allen Hamilton Holding Corp.	111,000	2,579,640

Broadridge Financial Solutions, Inc.	77,300	2,963,682

CSG Systems International, Inc.	172,400	4,544,464

Mantech International Corp. Class A S	139,200	4,152,336

		14,240,122
Machinery (7.9%)
AGCO Corp.	74,828	4,167,920

Federal Signal Corp. †	275,300	4,179,054

Greenbrier Cos., Inc. (The) † S	71,700	3,759,948

Hyster-Yale Materials Holdings, Inc.	25,100	2,419,389

Oshkosh Corp.	97,854	5,431,876

Terex Corp.	72,000	3,116,880

Valmont Industries, Inc.	39,400	5,867,054

Wabash National Corp. †	168,900	2,256,504

WABCO Holdings, Inc. †	36,600	3,916,566

		35,115,191
Metals and mining (0.4%)
Commercial Metals Co.	95,500	1,833,600

		1,833,600
Multi-utilities (1.2%)
TECO Energy, Inc. S	174,500	3,134,020

Vectren Corp.	51,000	2,069,070

		5,203,090
Multiline retail (0.9%)
Dillards, Inc. Class A	39,600	3,878,028

		3,878,028
Oil, gas, and consumable fuels (3.6%)
Alliance Resource Partners LP	56,500	5,261,845

Alon USA Energy, Inc. S	435,026	7,086,574

World Fuel Services Corp.	78,600	3,579,444

		15,927,863

Capital Opportunities Fund	23

COMMON STOCKS (99.3%)* cont.	Shares	Value

Paper and forest products (1.3%)
Domtar Corp. (Canada)	38,100	$3,557,016

Schweitzer-Mauduit International, Inc.	52,900	2,308,556

		5,865,572
Personal products (0.5%)
Inter Parfums, Inc.	60,224	2,203,596

		2,203,596
Pharmaceuticals (1.1%)
Jazz Pharmaceuticals PLC †	35,600	4,802,440

		4,802,440
Professional services (2.7%)
FTI Consulting, Inc. † S	133,300	4,572,190

Navigant Consulting, Inc. †	232,400	3,904,320

RPX Corp. †	226,400	3,708,432

		12,184,942
Real estate investment trusts (REITs) (1.6%)
Kimco Realty Corp.	57,122	1,309,236

Omega Healthcare Investors, Inc.	73,442	2,554,313

Redwood Trust, Inc.	86,600	1,887,880

Two Harbors Investment Corp.	142,900	1,483,302

		7,234,731
Real estate management and development (1.1%)
Jones Lang LaSalle, Inc.	41,500	4,809,435

		4,809,435
Road and rail (0.9%)
ArcBest Corp.	103,600	4,083,912

		4,083,912
Semiconductors and semiconductor equipment (3.3%)
KLA-Tencor Corp.	41,826	2,676,446

Lam Research Corp. †	82,168	4,733,698

Omnivision Technologies, Inc. † S	202,900	3,962,637

Skyworks Solutions, Inc. †	83,706	3,436,131

		14,808,912
Software (2.0%)
FactSet Research Systems, Inc. S	56,008	5,964,852

Manhattan Associates, Inc. †	85,700	2,702,121

		8,666,973
Specialty retail (2.8%)
ANN, Inc. †	96,600	3,785,754

Cato Corp. (The) Class A	45,944	1,308,945

Chico’s FAS, Inc.	101,600	1,613,408

GameStop Corp. Class A	98,400	3,904,512

Office Depot, Inc. †	417,200	1,706,348

		12,318,967
Technology hardware, storage, and peripherals (0.9%)
Lexmark International, Inc. Class A	95,400	4,102,200

		4,102,200
Textiles, apparel, and luxury goods (0.4%)
Deckers Outdoor Corp. † S	21,656	1,709,739

		1,709,739

Total common stocks (cost $372,058,896)		$441,188,282

24	Capital Opportunities Fund

SHORT-TERM INVESTMENTS (10.1%)*	Shares	Value

Putnam Short Term Investment Fund 0.06% L	668,410	$668,410

Putnam Cash Collateral Pool, LLC 0.18% [d]	44,294,043	44,294,043

Total short-term investments (cost $44,962,453)		$44,962,453

TOTAL INVESTMENTS

Total investments (cost $417,021,349)		$486,150,735

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $444,240,662.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$71,119,393	$—	$—

Consumer staples	4,984,677	—	—

Energy	46,452,484	—	—

Financials	78,379,331	—	—

Health care	58,306,591	—	—

Industrials	82,895,835	—	—

Information technology	64,163,086	—	—

Materials	21,928,444	—	—

Utilities	12,958,441	—	—

Total common stocks	441,188,282	—	—

Short-term investments	—	44,962,453	—

Totals by level	$441,188,282	$44,962,453	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	25

Statement of assets and liabilities 4/30/14

ASSETS

Investment in securities, at value, including $43,436,915 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $372,058,896)	$441,188,282
Affiliated issuers (identified cost $44,962,453) (Notes 1 and 5)	44,962,453

Dividends, interest and other receivables	155,558

Receivable for shares of the fund sold	597,711

Receivable for investments sold	3,923,123

Prepaid assets	17,597

Total assets	490,844,724

LIABILITIES

Payable for investments purchased	909,416

Payable for shares of the fund repurchased	714,783

Payable for compensation of Manager (Note 2)	227,698

Payable for custodian fees (Note 2)	8,691

Payable for investor servicing fees (Note 2)	59,768

Payable for Trustee compensation and expenses (Note 2)	140,004

Payable for administrative services (Note 2)	1,403

Payable for distribution fees (Note 2)	108,540

Collateral on securities loaned, at value (Note 1)	44,294,043

Other accrued expenses	139,716

Total liabilities	46,604,062

Net assets	$444,240,662

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$331,597,047

Undistributed net investment income (Note 1)	470,972

Accumulated net realized gain on investments (Note 1)	43,043,257

Net unrealized appreciation of investments	69,129,386

Total — Representing net assets applicable to capital shares outstanding	$444,240,662

(Continued on next page)

26	Capital Opportunities Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($304,760,909 divided by 17,704,594 shares)	$17.21

Offering price per class A share (100/94.25 of $17.21)*	$18.26

Net asset value and offering price per class B share ($12,726,728 divided by 832,140 shares)**	$15.29

Net asset value and offering price per class C share ($28,255,543 divided by 1,826,317 shares)**	$15.47

Net asset value and redemption price per class M share ($4,944,617 divided by 308,932 shares)	$16.01

Offering price per class M share (100/96.50 of $16.01)*	$16.59

Net asset value, offering price and redemption price per class R share
($21,754,430 divided by 1,293,018 shares)	$16.82

Net asset value, offering price and redemption price per class R5 share
($11,497,192 divided by 651,243 shares)	$17.65

Net asset value, offering price and redemption price per class R6 share
($10,785,221 divided by 610,638 shares)	$17.66

Net asset value, offering price and redemption price per class Y share
($49,516,022 divided by 2,810,196 shares)	$17.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	27

Statement of operations Year ended 4/30/14

INVESTMENT INCOME

Dividends (net of foreign tax of $21,127)	$5,434,155

Interest (including interest income of $2,280 from investments in affiliated issuers) (Note 5)	3,107

Securities lending (Note 1)	402,773

Total investment income	5,840,035

EXPENSES

Compensation of Manager (Note 2)	2,623,720

Investor servicing fees (Note 2)	974,899

Custodian fees (Note 2)	17,083

Trustee compensation and expenses (Note 2)	29,417

Distribution fees (Note 2)	1,252,443

Administrative services (Note 2)	11,054

Other	219,088

Total expenses	5,127,704

Expense reduction (Note 2)	(28,982)

Net expenses	5,098,722

Net investment income	741,313

Net realized gain on investments (Notes 1 and 3)	81,956,734

Net unrealized appreciation of investments during the year	3,642,659

Net gain on investments	85,599,393

Net increase in net assets resulting from operations	$86,340,706

The accompanying notes are an integral part of these financial statements.

28	Capital Opportunities Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/14	Year ended 4/30/13

Operations:
Net investment income	$741,313	$1,628,771

Net realized gain on investments	81,956,734	46,771,490

Net unrealized appreciation (depreciation) of investments	3,642,659	(8,550,345)

Net increase in net assets resulting from operations	86,340,706	39,849,916

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,040,297)	(100,416)

Class R	(41,500)	—

Class R5	(98)	(13)

Class R6	(79,075)	(18)

Class Y	(322,601)	(133,905)

Redemption fees (Note 1)	1,212	12,076

Decrease from capital share transactions (Note 4)	(25,230,022)	(10,039,638)

Total increase in net assets	59,628,325	29,588,002

NET ASSETS

Beginning of year	384,612,337	355,024,335

End of year (including undistributed net investment income
of $470,972 and $1,427,369, respectively)	$444,240,662	$384,612,337

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio	net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2014	$14.01	.04	3.22	3.26	(.06)	—	(.06)	—	—	$17.21	23.27	$304,761	1.18	.22	90
April 30, 2013	12.56	.07	1.39	1.46	(.01)	—	(.01)	—	—	14.01	11.59	268,152	1.25	.52	70
April 30, 2012	13.26	.01	(.72)	(.71)	—	—	—	—	.01 [f]	12.56	(5.28)	253,278	1.27	.05	29
April 30, 2011	10.35	— [b]	2.91	2.91	—	—	—	—	—	13.26	28.12	291,660	1.28	.04	23
April 30, 2010	6.49	.01	3.88	3.89	(.03)	— [b]	(.03)	—	—	10.35	60.03	234,809	1.39	.09	30

Class B
April 30, 2014	$12.50	(.07)	2.86	2.79	—	—	—	—	—	$15.29	22.32	$12,727	1.93	(.53)	90
April 30, 2013	11.29	(.03)	1.24	1.21	—	—	—	—	—	12.50	10.72	12,546	2.00	(.24)	70
April 30, 2012	12.00	(.07)	(.65)	(.72)	—	—	—	—	.01 [f]	11.29	(5.92)	14,734	2.02	(.70)	29
April 30, 2011	9.43	(.07)	2.64	2.57	—	—	—	—	—	12.00	27.25	23,730	2.03	(.69)	23
April 30, 2010	5.94	(.05)	3.54	3.49	—	—	—	—	—	9.43	58.75	34,146	2.14	(.65)	30

Class C
April 30, 2014	$12.64	(.08)	2.91	2.83	—	—	—	—	—	$15.47	22.39	$28,256	1.93	(.53)	90
April 30, 2013	11.42	(.03)	1.25	1.22	—	—	—	—	—	12.64	10.68	24,203	2.00	(.24)	70
April 30, 2012	12.14	(.07)	(.66)	(.73)	—	—	—	—	.01 [f]	11.42	(5.93)	20,965	2.02	(.69)	29
April 30, 2011	9.55	(.07)	2.66	2.59	—	—	—	—	—	12.14	27.12	21,286	2.03	(.72)	23
April 30, 2010	6.02	(.05)	3.58	3.53	—	—	—	—	—	9.55	58.64	13,492	2.14	(.66)	30

Class M
April 30, 2014	$13.05	(.04)	3.00	2.96	—	—	—	—	—	$16.01	22.68	$4,945	1.68	(.28)	90
April 30, 2013	11.75	— [b]	1.30	1.30	—	—	—	—	—	13.05	11.06	4,323	1.75	.01	70
April 30, 2012	12.46	(.05)	(.67)	(.72)	—	—	—	—	.01 [f]	11.75	(5.70)	4,573	1.77	(.45)	29
April 30, 2011	9.78	(.05)	2.73	2.68	—	—	—	—	—	12.46	27.40	6,327	1.78	(.45)	23
April 30, 2010	6.15	(.03)	3.66	3.63	—	—	—	—	—	9.78	59.03	5,700	1.89	(.41)	30

Class R
April 30, 2014	$13.71	— [b]	3.14	3.14	(.03)	—	(.03)	—	—	$16.82	22.93	$21,754	1.43	(.03)	90
April 30, 2013	12.32	.03	1.36	1.39	—	—	—	—	—	13.71	11.28	17,077	1.50	.26	70
April 30, 2012	13.03	(.02)	(.70)	(.72)	—	—	—	—	.01 [f]	12.32	(5.45)	13,450	1.52	(.19)	29
April 30, 2011	10.19	(.03)	2.87	2.84	—	—	—	—	—	13.03	27.87	9,100	1.53	(.23)	23
April 30, 2010	6.41	(.01)	3.81	3.80	(.02)	— [b]	(.02)	—	—	10.19	59.27	3,337	1.64	(.17)	30

Class R5
April 30, 2014	$14.37	(.04) [e]	3.44	3.40	(.12)	—	(.12)	—	—	$17.65	23.69	$11,497.84		(.26) [e]	90
April 30, 2013†	12.08	.11	2.20	2.31	(.02)	—	(.02)	—	—	14.37	19.11 *	12	.71*	.81 *	70

Class R6
April 30, 2014	$14.38	.11	3.30	3.41	(.13)	—	(.13)	—	—	$17.66	23.80	$10,785.74		.66	90
April 30, 2013†	12.08	.04	2.28	2.32	(.02)	—	(.02)	—	—	14.38	19.25 *	8,922	.63 *	.25 *	70

Class Y
April 30, 2014	$14.34	.08	3.29	3.37	(.09)	—	(.09)	—	—	$17.62	23.56	$49,516.93		.48	90
April 30, 2013	12.85	.10	1.43	1.53	(.04)	—	(.04)	—	—	14.34	11.91	49,378	1.00	.77	70
April 30, 2012	13.53	.04	(.73)	(.69)	—	—	—	—	.01 [f]	12.85	(5.03)	48,025	1.02	.31	29
April 30, 2011	10.53	.03	2.97	3.00	—	—	—	—	—	13.53	28.49	40,547	1.03	.28	23
April 30, 2010	6.61	.03	3.94	3.97	(.05)	— [b]	(.05)	—	—	10.53	60.20	22,430	1.14	.33	30

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Capital Opportunities Fund	Capital Opportunities Fund	31

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to April 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

e The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

32	Capital Opportunities Fund

Notes to financial statements 4/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through April 30, 2014.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Capital Opportunities Fund	33

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $44,294,043 and the value of securities loaned amounted to $43,436,915.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

34	Capital Opportunities Fund

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $214,139 to decrease undistributed net investment income, $5,502 to decrease paid-in-capital and $219,641 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$78,665,728
Unrealized depreciation	(9,468,562)

Net unrealized appreciation	69,197,166
Undistributed ordinary income	470,972
Undistributed long-term gain	42,975,477

Cost for federal income tax purposes	$416,953,569

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Capital Opportunities Fund	35

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$685,796	Class R5	852

Class B	30,891	Class R6	4,918

Class C	63,112	Class Y	131,438

Class M	11,025	Total	$974,899

Class R	46,867

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $507 under the expense offset arrangements and by $28,475 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $274, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

36	Capital Opportunities Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$722,931	Class M	34,818

Class B	129,928	Class R	98,973

Class C	265,793	Total	$1,252,443

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,173 and $327 from the sale of class A and class M shares, respectively, and received $7,009 and $256 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $21 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $374,293,827 and $395,622,745, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	1,792,513	$28,303,031	3,794,819	$46,739,723

Shares issued in connection with
reinvestment of distributions	59,103	963,379	7,499	92,537

	1,851,616	29,266,410	3,802,318	46,832,260

Shares repurchased	(3,285,739)	(51,455,694)	(4,825,440)	(60,176,451)

Net decrease	(1,434,123)	$(22,189,284)	(1,023,122)	$(13,344,191)

	Year ended 4/30/14		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	92,573	$1,290,411	107,730	$1,223,420

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	92,573	1,290,411	107,730	1,223,420

Shares repurchased	(264,152)	(3,723,690)	(409,477)	(4,621,424)

Net decrease	(171,579)	$(2,433,279)	(301,747)	$(3,398,004)

Capital Opportunities Fund	37

	Year ended 4/30/14		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	302,668	$4,290,765	484,288	$5,568,515

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	302,668	4,290,765	484,288	5,568,515

Shares repurchased	(390,583)	(5,525,836)	(406,324)	(4,639,363)

Net increase (decrease)	(87,915)	$(1,235,071)	77,964	$929,152

	Year ended 4/30/14		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	19,015	$278,395	12,164	$140,682

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	19,015	278,395	12,164	140,682

Shares repurchased	(41,380)	(593,252)	(69,970)	(803,196)

Net decrease	(22,365)	$(314,857)	(57,806)	$(662,514)

	Year ended 4/30/14		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	498,994	$7,694,770	743,657	$9,147,169

Shares issued in connection with
reinvestment of distributions	1,992	31,759	—	—

	500,986	7,726,529	743,657	9,147,169

Shares repurchased	(453,757)	(7,011,321)	(589,902)	(7,111,298)

Net increase	47,229	$715,208	153,755	$2,035,871

			For the period 7/3/12
			(commencement of operations)
	Year ended 4/30/14		to 4/30/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	655,701	$11,371,400	828	$10,000

Shares issued in connection with
reinvestment of distributions	6	98	1	13

	655,707	11,371,498	829	10,013

Shares repurchased	(5,293)	(93,584)	—	—

Net increase	650,414	$11,277,914	829	$10,013

			For the period 7/3/12
			(commencement of operations)
	Year ended 4/30/14		to 4/30/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	58,254	$962,795	629,053	$9,074,435

Shares issued in connection with
reinvestment of distributions	4,738	79,075	1	18

	62,992	1,041,870	629,054	9,074,453

Shares repurchased	(72,891)	(1,174,567)	(8,517)	(120,791)

Net increase (decrease)	(9,899)	$(132,697)	620,537	$8,953,662

38	Capital Opportunities Fund

	Year ended 4/30/14		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	780,637	$12,645,273	1,335,475	$17,417,010

Shares issued in connection with
reinvestment of distributions	17,489	291,542	10,005	126,168

	798,126	12,936,815	1,345,480	17,543,178

Shares repurchased	(1,432,376)	(23,854,771)	(1,637,503)	(22,106,805)

Net decrease	(634,250)	$(10,917,956)	(292,023)	$(4,563,627)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	835	0.1%	$14,738

Class R6	836	0.1	14,764

Note 5: Affiliated Transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$10,492,979	$81,479,207	$91,303,776	$2,280	$668,410

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Capital Opportunities Fund	39

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $47,273,025 as a capital gain dividend with respect to the taxable year ended April 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,599 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

40	Capital Opportunities Fund

Shareholder Meeting Results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	85,592,208	4,519,297

Ravi Akhoury	85,715,018	4,396,488

Barbara M. Baumann	86,248,127	3,863,378

Jameson A. Baxter	86,148,643	3,962,863

Charles B. Curtis	86,111,568	3,999,938

Robert J. Darretta	86,122,587	3,988,918

Katinka Domotorffy	85,970,364	4,141,142

John A. Hill	86,124,882	3,986,624

Paul L. Joskow	86,157,699	3,953,807

Kenneth R. Leibler	86,141,312	3,970,194

Robert E. Patterson	86,183,587	3,927,919

George Putnam, III	86,119,771	3,991,735

Robert L. Reynolds	86,203,661	3,907,845

W. Thomas Stephens	86,109,990	4,001,516

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,152,791	540,800	741,180	3,303,681

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

68,444,155	3,118,645	4,434,966	15,274,146

All tabulations are rounded to the nearest whole number.

Capital Opportunities Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42	Capital Opportunities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Capital Opportunities Fund	43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44	Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Auditor	Compliance Liaison
PricewaterhouseCoopers LLP		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN068
287951 6/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2014	$53,676	$ —	$5,474	$ —
April 30, 2013	$62,119	$ —	$5,474	$ —

For the fiscal years ended April 30, 2014 and April 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $130,474 and $152,974 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2014	$ —	$125,000	$ —	$ —

April 30, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014